EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of Theron Resource Group (the “Company”) on Form 10-K for the year ended May 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Amended Annual Report”), I, Jerry R. Satchwell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Amended Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Amended Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2011

/s/ “Jerry R. Satchwell”

Jerry R. Satchwell
Chief Executive Officer